Financial Instruments and Concentration of credit Risk	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Financial Instruments and Concentration of Credit Risk

NOTE 13. — FINANCIAL INSTRUMENTS AND CONCENTRATION OF CREDIT RISK

Fair Value of Financial Instruments

The estimated fair value of financial instruments is the amount at which the instrument could be exchanged currently between willing parties. The carrying amounts of the Company’s financial instruments, which include cash and cash equivalents, trade receivables, deposits, inventory, accounts payable, accrued expenses, asset retirement obligations, other long-term liabilities and debt at floating interest rates approximate their fair values at December 31, 2013 and 2012, respectively, principally due to the short-term nature, maturities or nature of interest rates of the above listed items.

Concentration of Credit Risk

The Company is currently not exposed to any concentration of credit risk.